Revenues	12 Months Ended
Dec. 31, 2025
Revenue from Contract with Customer [Abstract]
Revenues
15.	Revenues
The Company’s revenues are primarily derived from (i) providing DaaS to customers, (ii) delivering freight via Kodiak-owned autonomous trucks powered by the Kodiak Driver, and (iii) providing ground autonomy solutions to the U.S. military. The Company recognizes revenue when customers obtain control of promised services in an amount that reflects the consideration the Company expects to receive for those services.
Disaggregation of Revenues
The Company’s revenues were generated from customers located in the U.S. For the year ended December 31, 2025, revenues were composed of 46% from DaaS and 26% from Ground Autonomy Solutions. For the years ended December 31, 2024 and 2023, Ground Autonomy Solutions represented 89% of revenues. The remaining revenues for all periods presented were related to freight delivery.

The Company’s contracts with a duration of one year or more consisted entirely of a DaaS contract as of December 31, 2025. The aggregate amount of the transaction price allocated to unsatisfied performance obligations was $21.8 million as of December 31, 2025, which is expected to be recognized ratably for each DaaS contract and through December 2029.
Contract Balances
As of December 31, 2025 and 2024, the Company did not have any material amounts related to unbilled receivables or contract assets. The Company’s contract liabilities were $0.7 million as of December 31, 2025 and were not material as of December 31, 2024. Contract liabilities were included in accrued expenses and other current liabilities
and
other liabilities
on the consolidated balance sheets.